                       PEGASUS COMMUNICATIONS CORPORATION

                          SERIES PMC WARRANT AGREEMENT

         THIS AGREEMENT is made as of January 13, 2000, between PEGASUS COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), and PERSONALIZED MEDIA COMMUNICATIONS, L.L.C., a Delaware limited liability company ("PMC" and together with the Company, the "Parties").

         WHEREAS, PMC and Pegasus Development Corporation (a wholly-owned subsidiary of the Company) have entered into a Series B Unit Subscription Agreement (the "Subscription Agreement") dated as of January 10, 2000, pursuant to which Pegasus Development Corporation will purchase certain Series B Units in PMC;

         WHEREAS, a portion of the consideration for such Series B Units are certain warrants in the Company to be issued by the Company to PMC;

         NOW, THEREFORE, the parties agree as follows, intending to be legally bound:

         SECTION 1. Issuance of the Warrants. On the date hereof and subject to the terms and conditions hereof, the Company hereby issues to PMC, and PMC hereby acquires from the Company, 1,000,000 Series PMC Warrants (the "Warrants") to purchase in the aggregate 1,000,000 shares of Common Stock (this and certain other capitalized terms being defined in Section 13). The exercise price for the Warrants shall be $90.00 per share, as adjusted from time to time pursuant to
Section 11 (the "Exercise Price"). Each Warrant entitles the holder thereof to purchase one Warrant Share.

         SECTION 2. Warrant Certificates. The certificates evidencing the Warrants (the "Warrant Certificates") to be delivered pursuant to this Agreement shall be in registered form only and shall be substantially in the form of Exhibit A.

         SECTION 3. Execution of Warrant Certificates. The Warrant Certificates shall be signed on behalf of the Company by one of its officers. The Company's corporate seal need not be affixed to the Warrant Certificates.

         SECTION 4. Registration. The Company will keep at its principal office a register or registers in which the Company shall record the registration of the Warrants and the names and addresses of the holders thereof from time to time and all transfers, exchanges, exercises and cancellations of outstanding warrant certificates thereof. The Company shall number and register the Warrant Certificates in such register as they are issued by the Company.

         The Company may deem and treat the registered holders of the Warrant Certificates as the absolute owners thereof, for all purposes, and the Company shall not be affected by any notice to the contrary.

         SECTION 5. Registration of Transfers, Exchanges or Assignment of Warrants. Subject to the limitations of this Section, the Warrant holders shall be entitled to assign their Warrants in whole or in part. The Company shall, from time to time, register the transfer of any outstanding Warrant Certificates upon the register maintained by it for that purpose pursuant to Section 4, upon surrender thereof accompanied by a written instrument or instruments of transfer in the form of the Assignment Form attached to the Warrant Certificate duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by his duly-authorized attorney.

         If a transfer is made otherwise than pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), the Company may require the transferor to deliver, prior to such transfer, an opinion of counsel, which may be counsel to such transferor, reasonably satisfactory to the Company, that the Warrants or Warrant Shares may be sold without registration under the Securities Act. In such event, regardless of whether the Company requires delivery of an opinion of counsel, the Company may also require that the transferee provide, prior to such transfer:

         (1) a written representation, signed by the proposed transferee, that such transferee is purchasing the Warrants or Warrant Shares for investment and not with a view toward distribution;

         (2) an agreement by such transferee to the impression of the restrictive investment legend set forth below on the Warrant or the Warrant Shares;

         (3) an agreement by such transferee that the Company may place a notation in the stock books and the Warrant register of the Company in respect of the restrictions on transfer described in the legend set forth below; and

         (4) an agreement by such transferee to be bound by the provisions of this Section relating to the restrictions on transfer of such Warrants or Warrant Shares.

         Each Warrant Certificate and each certificate representing Warrant Shares shall, until the Warrants or Warrant Shares represented by such certificates have been distributed to the public pursuant to an offering registered under the Securities Act, or the Company has received an opinion of counsel, which may be counsel to the holder of such certificate (or the Company is otherwise satisfied), that such legend is not required under the Securities Act, bear a legend in substantially the following form:

                  THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR APPLICABLE EXEMPTION FROM REGISTRATION.

         Warrant Certificates may be exchanged or combined at the option of the holder thereof for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants upon presentation thereof to the Company at its principal office, together with a written notice signed by the holder specifying the names and denominations in which the new Warrants are to be issued.

         Upon surrender of a Warrant Certificate to the Company at its principal office for transfer or exchange in accordance with this Section, the Company shall, without charge, execute and deliver a new Warrant Certificate of like tenor, and in the amount of the Warrants being transferred, in the name of the assignee named in the instrument of assignment and, if the holder's entire interest is not being assigned, in the name of the holder with respect to that portion not transferred, and the Warrant Certificate so surrendered shall promptly be canceled.

         SECTION 6. Terms of Warrants; Exercise of Warrants. Subject to the terms of this Agreement, and subject to compliance with all applicable legal requirements, each Warrant holder shall have the right, which may be exercised at any time during the period from (and including) the date of this Agreement until 5:00 p.m., Philadelphia, Pennsylvania, time, on the date which is ten years after the date of this Agreement (such period being herein referred to as the "Exercise Period"), to receive from the Company the number of Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares. The Warrant Shares issued to a Warrant holder upon exercise of its Warrants shall be fully paid, nonassessable and subject to no preemptive rights. Each Warrant not exercised prior to the expiration of the Exercise Period shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.

         During the Exercise Period, each Warrant holder may exercise, at any time or from time to time and in its sole discretion, some or all of the Warrants represented by its Warrant Certificates by (i) surrendering to the Company at its principal office such Warrant Certificates with the Form of Election to Purchase attached thereto duly filled in and signed, and (ii) paying to the Company the Exercise Price for the number of Warrant Shares in respect of which such Warrants are then being exercised. Warrants shall be deemed exercised on the date (the "Exercise Date") Warrant Certificates representing such Warrants are surrendered to the Company accompanied by the Form of Election to Purchase and payment of the Exercise Price for such Warrants is received by the Company. Warrant Shares in respect of which the Warrants are exercised shall be deemed issued on the Exercise Date, and the Person in whose name the certificate representing the Warrant Shares is to be issued shall be deemed the holder of such Warrant Shares as of the Exercise Date for all purposes. Payment of the aggregate Exercise Price by the Warrant holder shall be made by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds.

         In addition to the rights of the holders under the preceding provisions of this Section, each holder shall have the right, in lieu of paying the Exercise Price in cash, to instruct the Company to reduce the number of shares of Common Stock thereafter eligible to be purchased by such holder upon exercise of Warrants held by it in accordance with the following formula:

                                                  P
                                    N =       ---------
                                              ( M - E )

where:

                  N = the number of shares of Common Stock to be subtracted from the number of Warrant Shares purchasable upon exercise of such holder's Warrants;

                  P = the aggregate Exercise Price which would otherwise be payable in cash for the shares issuable upon exercise of the Warrant;

                  M = the last reported sale price of the Common Stock before the date of such exercise; and

                  E =      the Exercise Price on the date of such exercise.

         Subject to the provisions of Section 7, upon the exercise of any Warrants, the Company shall issue and cause to be delivered as soon as reasonably practicable (but in any event within ten Business Days) to or upon the written order of the holder and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Warrant Shares issuable pursuant to the exercise of such Warrants together with such other property, including cash, which may be deliverable upon such exercise.

         If fewer than all of the Warrants represented by a Warrant Certificate are exercised, a new certificate evidencing the Warrants not exercised will be issued by the Company at the Company's expense to the holder of such Warrants as soon as reasonably practicable (but in any event within ten Business Days). All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Company.

         SECTION 7. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of the Warrants or the initial issuance of the Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any transfer tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of the Warrant Certificate surrendered for exercise or transfer of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificate or certificates representing such Warrant Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         SECTION 8. Mutilated or Missing Warrant Certificates. In case any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue in exchange and substitution for, upon surrender of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of a proper affidavit or other evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate. The new Warrant Certificate shall be dated the date of issue of the lost, stolen or destroyed Warrant Certificate. Applicants for such substitute Warrant Certificates shall also comply with any other reasonable requests of the Company (including, without limitation, in the case of any such loss, theft or destruction, a request to provide an indemnity bond, the form and issuer of which shall be reasonably satisfactory to the Company).

         SECTION 9. Reservation of Warrant Shares. The Company will at all times reserve and keep available, free from preemptive rights and liens, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

         SECTION 10. Certain Other Agreements of the Company. The Company hereby covenants and agrees that (i) it will not increase the par value of the shares of Common Stock receivable upon the exercise of the Warrants above the Exercise Price then in effect, (ii) before taking any action which would cause an adjustment under Section 11 to reduce the Exercise Price below the then par value of the shares of Common Stock so receivable, the Company will take all such corporate action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Exercise Price upon the exercise of the Warrants, and (iii) the Company will not take any action which results in any adjustment under Section 11 if the total number of Warrant Shares issuable after the action upon the exercise of the Warrants would exceed the total number of Warrant Shares then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

         SECTION 11. Adjustments to Exercise Price. The Exercise Price shall be subject to adjustment as follows:

                  (a) Stock Splits, Stock Dividends, Etc. In case the Company after the date hereof shall (i) pay a dividend or make a distribution to all holders of shares of Common Stock in shares of Common Stock,
         (ii) subdivide the outstanding shares of Common Stock or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, then in any such case the Exercise Price in effect immediately prior thereto shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding prior to such action and the denominator shall be the number of shares of Common Stock outstanding after giving effect to such action. An adjustment made pursuant to clause (i) of this subsection (a) shall become effective retroactively immediately after the record date for such dividend or distribution, and an adjustment made pursuant to clause (ii) or (iii) of this subsection (a) shall become effective immediately after the effective date of such subdivision or combination.

                  (b) Issuances Below Market. In case the Company after the date hereof shall issue rights or warrants to all holders of shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Market Price per share on the record date (or, if applicable, the ex-distribution date) mentioned below, the Exercise Price in effect immediately prior thereto shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares of Common Stock that the aggregate offering price of the total number of shares so to be offered would purchase at the Market Price on such date and (y) the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock to be offered for subscription or purchase; provided, however, that no adjustment shall be made if the Company issues or distributes to each Holder the rights or warrants that each Holder would have been entitled to receive had the Warrants held by such Holder been exercised prior to the record date mentioned below. Any such adjustments shall be made whenever such rights or warrants are issued and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

                  (c) Special Dividends. In case the Company after the date hereof shall distribute to all holders of shares of Common Stock (i) evidences of its indebtedness or assets (excluding any regular periodic cash dividend if the per share amount thereof, when added to the per share amount of other distributions made within the preceding 12 months (other than those distributions which resulted in an Exercise Price adjustment) does not exceed 15% of the Market Price per share of Common Stock on the date of declaration of such dividend or distribution) or
         (ii) rights to subscribe (excluding those referred to in subsection (b) above) for shares of capital stock of any class other than the Common Stock, in each such case the Exercise Price in effect immediately prior thereto shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which (x) the numerator shall be the sum of the Market Price multiplied by the number of outstanding shares of Common Stock, in each case on the record date (or, if applicable, the ex-distribution date) mentioned below, less the then-current fair market value (as determined by the Board of Directors in good faith, whose determination shall be conclusive) of the assets or evidences of indebtedness so distributed or of such subscription rights or of such shares of capital stock of any class other than Common Stock, and (y) the denominator shall be the sum of the amount of the Market Price multiplied by the number of outstanding shares of Common Stock, in each case on the record date (or, if applicable, the ex-distribution date) mentioned below; provided, however, that no adjustment shall be made
         (1) if the Company issues or distributes to each Holder the subscription rights referred to above in this subsection (c) that each Holder would have been entitled to receive had the Warrants held by such Holder been exercised prior to the record date mentioned below or
         (2) if the Company grants to each Holder the right to receive, upon the exercise of the Warrants held by such Holder at any time after the distribution of the evidences of indebtedness or assets or shares of capital stock of any class other than the Common Stock referred to above in this subsection (c), the evidences of indebtedness or assets or shares of capital stock of any class other than the Common Stock that such Holder would have been entitled to receive had such Warrants been exercised prior to the record date mentioned below. The Company shall provide any Holder, upon receipt of a written request therefor, with any indenture or other instrument defining the rights of the holders of any indebtedness, assets, subscription rights or capital stock referred to in this Section 9.1(c). Any such adjustment shall be made whenever any such distribution is made and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

                  (d) Tender or Exchange Offer. In case a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Company's Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such subsidiary of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors in its reasonable judgment whose determination shall be conclusive) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Market Price per share of the Common Stock on the day next succeeding the Expiration Time, the Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the Expiration Time by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Market Price per share of the Common Stock on the Trading Day next succeeding the Expiration Time and
         (y) the denominator shall be the sum of (A) the fair market value (as determined by the Board of Directors in good faith, whose determination shall be conclusive) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum being referred to as the "Purchased Shares") and (B) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Market Price per share of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

                  (e) Minimum Adjustment Requirement. No adjustment shall be required unless such adjustment would require an increase or decrease of at least $0.01 in the Exercise Price then subject to adjustment; provided, however, that any adjustments that are not made by reason of this subsection (e) shall be carried forward and taken into account in any subsequent adjustment. In case the Company shall at any time issue shares of Common Stock by way of dividend on any stock of the Company or subdivide or combine the outstanding shares of Common Stock, said amount of $0.01 specified in the preceding sentence (as theretofore increased or decreased, if said amount shall have been adjusted in accordance with the provisions of this subsection (e)) shall forthwith be proportionately increased in the case of such a combination or decreased in the case of such a subdivision or stock dividend so as appropriately to reflect the same. All calculations under this Section shall be made to the nearest cent.

                  (f) Officers' Certificate Filing. Whenever an adjustment in the Exercise Price is made as required or permitted by the provisions of this Section, the Company shall promptly mail or cause to be mailed a notice of such adjustment to each Holder at his or her last address as the same appears on the Warrant Register a certificate executed by an officer of the Company (A) setting forth the adjusted Exercise Price as provided in this Section and a brief statement of the facts requiring such adjustment and the computation thereof and (B) setting forth the number of shares of Common Stock (or portions thereof) purchasable upon exercise of a Warrant after such adjustment in the Exercise Price in accordance with subsection (j) and the record date therefor, which certificate shall be conclusive evidence of the correctness of any such adjustment.

                  (g)      Notice.  In case:

                  (i) the Company shall declare any dividend or any distribution of any kind or character (whether in cash, securities or other property) on or in respect of shares of Common Stock or to the stockholders of the Company (in their capacity as such), excluding any regular periodic cash dividend paid out of current or retained earnings (as such terms are used in generally accepted accounting principles); or

                  (ii) the Company shall authorize the granting to the holders of shares of Common Stock of rights to subscribe for or purchase any shares of capital stock or of any other right; or

                  (iii) of any reclassification of shares of Common Stock (other than a subdivision or combination of outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

         then the Company shall cause to be filed with the Warrant Agent and shall cause to be mailed to the Holders, at their last addresses as they shall appear upon the Warrant Register, at least 20 days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and, if applicable, the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property (including cash) deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice, or any defect therein, shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

                  (h) Section 305. Anything in this Section to the contrary notwithstanding, the Company shall be entitled, but not required, to make such reductions in the Exercise Price, in addition to those required by this Section, as it in its discretion shall determine to be advisable, including, without limitation, in order that any dividend in or distribution of shares of Common Stock or shares of capital stock of any class other than Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights or warrants, or any other transaction having a similar effect, shall not be treated as a distribution of property by the Company to its stockholders under
         Section 305 of the Internal Revenue Code of 1986, as amended, or any successor provision and shall not be taxable to them.

                  (i) No Adjustment. Anything to the contrary herein notwithstanding, no adjustment to the Exercise Price or the number of shares of Common Stock purchasable upon exercise of a Warrant shall be made pursuant to this Section as a result of, or in connection with,
         (i) the issuance of options or rights to purchase Common Stock issued to employees of the Company or its Subsidiaries pursuant to a stock option or other similar plan adopted by the Board of Directors, or the modification, renewal or extension of any such plan if approved by the Board of Directors or (ii) the issuance of any preferred stock purchase rights.

                  (j) Adjustment to Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to this Section the number of shares of Common Stock purchasable upon exercise of a Warrant outstanding prior to the effectiveness of such adjustment shall be adjusted to the number of shares of Common Stock, calculated to the nearest one-hundredth of a share, obtained by (x) multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon the exercise of a Warrant by the Exercise Price in effect prior to such adjustment and (y) dividing the product so obtained by the Exercise Price in effect after such adjustment of the Exercise Price.

         Section 12. Organic Change.

                  (a) Company Survives. Upon the consummation of an Organic Change (other than a transaction in which the Company is not the surviving entity), lawful provision shall be made as part of the terms of such transaction whereby the terms of the Warrant Certificates shall be modified, without payment of any additional consideration therefor, so as to provide that upon purchase of Common Stock pursuant to the exercise of Warrants following the consummation of such Organic Change, the Holders of such Warrants shall have the right to purchase (in lieu of or in addition to the shares of Common Stock purchasable prior to the Organic Change) such securities, cash and other property as such Holder would have received if such Holder had purchased shares of Common Stock upon exercise of its Warrants immediately prior to such Organic Change. Lawful provision also shall be made as part of the terms of the Organic Change so that all other terms of the Warrant Certificates shall remain in full force and effect following such an Organic Change. The provisions of this Section shall similarly apply to successive Organic Changes.

                  (b) Company Does Not Survive. The Company shall not enter into an Organic Change that is a transaction in which the Company is not the surviving entity unless lawful provision shall be made as part of the terms of such transaction whereby the surviving entity shall issue new securities to each Holder, without payment of any additional consideration therefor, with terms that provide that upon purchase of Common Stock pursuant to the exercise of the Warrants, the Holders of such Warrants shall have the right to purchase (in lieu of or in addition to the shares of Common Stock purchasable upon exercise of the Warrants prior to such Organic Change) such securities, cash and other property (the "New Securities") as such Holder would have been entitled to purchase if such Holder had exercised its Warrants immediately prior to such Organic Change. The certificate or articles of incorporation or other constituent document of the surviving entity shall provide for such adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be equivalent to the adjustments provided for in
         Section 11.


         SECTION 13. Definitions. The following terms shall have the following meanings:

         "Business Day" means any day on which the New York Stock Exchange is open for trading.

         "Common Stock" means the Class A Common Stock, par value $0.01 per share, of the Company.

         "Exercise Period" is defined in Section 6.

         "Exercise Price" is defined in Section 1.

         "Holder" means a registered holder of Warrants.

         "Market Price" for any date means the average of the Quoted Prices of the Class A Common Stock for 30 consecutive trading days commencing 45 trading days before the date in question. The "Quoted Price" of the Class A Common Stock means the last reported sales price per share of the Class A Common Stock as reported by the Nasdaq National Market or, if the Class A Common Stock is listed on a securities exchange, the last reported sales price of the Class A Common Stock on such exchange, which shall be for consolidated trading if applicable to such exchange, or, if not so reported or listed, the last reported bid price of the Class A Common Stock.

        "Organic Change" means, with respect to any Person, any transaction (including without limitation any recapitalization, capital reorganization or reclassification of any class of capital stock, any consolidation or amalgamation of such Person with, or merger of such Person into, any other Person, any merger of another Person into such Person (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of such Person), any sale or transfer or lease of all or substantially all of the assets of such Person or any compulsory share exchange) pursuant to which any class of capital stock of such Person is converted into the right to receive other securities, cash or other property.

         "Securities Act" is defined in Section 5.

         "Warrant Certificate" is defined in Section 2.

         "Warrant Shares" means shares of Common Stock (and any other securities or property) issued or issuable upon exercise of the Warrants.

         "Warrants" is defined in Section 1.

         SECTION 14. Fractional Interests. The Company may issue fractional Warrant Shares on the exercise of Warrants. In lieu of doing so, the Company may pay the holder cash equal to the product of (1) any fraction of a Warrant Share otherwise issuable and (2) the excess of the last reported sale price of a share of Common Stock before the date of exercise over the Exercise Price.

         SECTION 15. No Rights as Stockholders. Nothing contained in this Agreement shall be construed as conferring upon the holder or any transferee of any Warrant prior to the time of the exercise thereof, the right to vote, to receive dividends or to consent to or receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company, or otherwise to enjoy the rights of a stockholder of the Company.

         SECTION 16. Notices. All notices and/or other communications provided for herein shall be in writing and addressed to the respective Parties at the following addresses:

                           If to the Company:

                           Pegasus Communications Corporation
                           c/o Pegasus Communications Management Company 225 City Line Avenue
                           Suite 200
                           Bala Cynwyd, Pennsylvania  19004
                           Attention:  Ted S. Lodge, Esq.

and if to a Warrant holder, to its address shown from time to time on the register maintained by the Company pursuant to Section 4. All notices under this
Section 16 shall be deemed to have been given upon receipt if delivered in person and shall be deemed to have been given (i) two business Days after transmission of a telegram or telex, (ii) upon confirmation of receipt if transmitted by facsimile transmission, (iii) four Business Days after deposit in United States registered or certified mail (postage prepaid, return receipt requested) or (iv) two Business Days after delivery to a reputable overnight courier, provided, however, that such notice provisions may be waived in writing by either Party hereto. The address of the Company for the purposes of such notice may be changed from time to time by a similar notice to be effective ten
(10) days after such change is supplied.

         SECTION 17. Minimum Realized Value. If a Warrant holder exercises Warrants within 120 days before the end of the Exercise Period, and the excess of the last reported sale price per share of the Common Stock before the date of exercise over the Exercise Price per share (such excess being the "Realized Value") is less than $32 (subject to adjustment as provided below, the "Guaranteed Amount"), the Company will pay to such Warrant Holder the product of the number of Warrant Shares for which such Warrants are exercised times the excess of the Guaranteed Amount over the Realized Value. The Guaranteed Amount shall be appropriately adjusted to reflect any event described in Section 11(a).

         SECTION 18. Supplements and Amendments. Any amendment or supplement to this Agreement shall require the written consent of the Company and the registered holders of a majority of the Warrants then outstanding, except that the consent of each holder of a Warrant affected shall be required for any amendment to this Agreement pursuant to which the Exercise Price would be increased or the number of shares of Common Stock purchasable at the time of such amendment upon exercise of Warrants would be decreased, other than pursuant to adjustments provided in this Agreement.

         SECTION 19. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or PMC shall bind and inure to the benefit of their respective successors and assigns hereunder.

         SECTION 20. Termination. This Agreement shall terminate upon the expiration of the Exercise Period.

         SECTION 21. Benefits of this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, PMC and the registered holders of the Warrants. Nothing in this Agreement shall be construed to give to any person, company or entity other than the Company, PMC and the registered holders of the Warrants any legal or equitable right, remedy or claim under this Agreement.

         SECTION 22. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. This Agreement shall become effective on the date on which each party hereto shall have received counterparts hereof executed by each of the parties hereto.

         SECTION 23. Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

         SECTION 24. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, which shall be replaced with an enforceable provision closest in intent and economic effect as the severed provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to either Party.

         SECTION 25. Governing Law. All issues and questions concerning the construction, validity, interpretation and enforcement of this Warrant Agreement shall be governed by the laws of the State of Delaware.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal, as of the day and year first above written.

                                  PEGASUS COMMUNICATIONS CORPORATION


                                  By /s/ Ted S. Lodge
                                     -------------------------------------------
                                     Ted S. Lodge, Senior Vice President


                                  PERSONALIZED MEDIA COMMUNICATIONS, L.L.C.


                                  By /s/ John Harvey
                                     -------------------------------------------
                                     John Harvey, Managing Member

                                    EXHIBIT A
                              to Warrant Agreement
                              --------------------


THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.


PMC- ___                                                       _______ Warrants


                         Series PMC Warrant Certificate

                       PEGASUS COMMUNICATIONS CORPORATION

         This Warrant Certificate certifies that _______________________, or its assigns, is the holder of _____ Series PMC Warrants (the "Warrants") expiring at 5:00 p.m., Philadelphia, Pennsylvania, time on January 13, 2010 (the "Expiration Date") to purchase shares of the Class A Common Stock, par value $.01 per share (the "Common Stock"), of Pegasus Communications Corporation, a Delaware corporation (the "Company"). Each Warrant entitles the holder, upon exercise, to receive from the Company, if exercised on or before 5:00 p.m., Philadelphia, Pennsylvania, time, on the Expiration Date, one fully paid share of Common Stock (a "Warrant Share") at the exercise price (the "Exercise Price") of $_______ per share, payable as provided in the Warrant Agreement (defined below), upon surrender of this Warrant Certificate and payment of the Exercise Price at the principal office of the Company, subject to the conditions set forth herein and in the Warrant Agreement. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, as provided in Section 11 of the Warrant Agreement.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Series PMC Warrants of the Company and are issued pursuant to a Warrant Agreement dated as of January 13, 2000(the "Warrant Agreement"), between the Company and Personalized Media Communications, L.L.C. The Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitations or rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the holders or holder of the Warrants). A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

         All issues and questions concerning the construction, validity, interpretation and enforcement of this Warrant Certificate shall be governed by the laws of the State of Delaware without regard to principles of conflicts of laws.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.


                                            PEGASUS COMMUNICATIONS CORPORATION


Dated                                       By:
     ------------------------------            ---------------------------------
                                               [Name]
                                               [Title]

                          FORM OF ELECTION TO PURCHASE


                                                                  Dated
                                                                       ---------

         The undersigned, being duly authorized, hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _______________________ shares of Class A Common Stock and hereby makes payment of $__________________ in payment of the exercise price thereof.


                                    * * * * *

                     INSTRUCTIONS FOR REGISTRATION OF STOCK
                     --------------------------------------

Name
    ----------------------------------------------------------------------------
                  (please typewrite or print in block letters)

Address
       -------------------------------------------------------------------------

                  Signature/ Title
                                   ---------------------------------------------
                                    Note: The signature must conform in all
                                    respects to the name of the holder as
                                    specified on the face of this Warrant
                                    Certificate.



---------------------------------------------
Taxpayer Identification Number of holder


--------------------------------------------
Signature Guarantee

                                 ASSIGNMENT FORM
                                 ---------------

         FOR VALUE RECEIVED, the undersigned, being duly authorized, hereby sells, assigns and transfers unto

Name
     ---------------------------------------------------------------------------
                  (please typewrite or print in block letters)

Address
       -------------------------------------------------------------------------

Taxpayer Identification No.
                           -----------------------------------------------------

its right represented by this Warrant to purchase ____________ shares of Class A Common Stock and does hereby irrevocably constitute and appoint________________ attorney-in-fact to transfer the same on the books of Pegasus Communications Corporation with full power of substitution in the premises.

Date:
     --------------

Signature/ Title
                ----------------------------------------------------------------
                Note: The signature must conform in all respects to name of the holder as specified on the face of this Warrant Certificate.



--------------------------------------------
Taxpayer Identification number of transferor



--------------------------------------------
Signature Guarantee